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                                                       SCHEDULE TO EXHIBIT 10.36


                          MORRISON KNUDSEN CORPORATION

                        SCHEDULE OF EMPLOYMENT AGREEMENTS


               Name                                    Date of Agreement
               ----                                    -----------------

          Hanks, Stephen G.                            January 1, 1993
          Kealey, Thomas F.                            July 11, 1994
          Tinstman, Robert A.                          January 1, 1993
          Zarges, Thomas H.                            January 1, 1994